Exhibit 10.10

Execution Version

AMENDMENT NO. 2, dated as of October 15, 2018 (this “Second Amendment”), among Ply Gem Midco, Inc. (formerly known as Pisces Midco, Inc.), a Delaware corporation (together with its successors and assigns, the “Parent Borrower”), the Subsidiary Borrowers party hereto (collectively with the Parent Borrower, the “Borrowers”), Regions Bank (the “Additional Lender”) and UBS AG, STAMFORD BRANCH (“UBS”), as Administrative Agent, Collateral Agent and Swingline Lender. Capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement (as defined below).

WHEREAS, the Parent Borrower, the Subsidiary Borrowers from time to time party thereto, UBS, as Administrative Agent, Collateral Agent, Swingline Lender and an Issuing Lender, the Lenders and other Issuing Lenders from time to time party thereto, are parties to that certain ABL Credit Agreement dated as of April 12, 2018 (as amended by Amendment No. 1, dated as of August 7, 2018, and as the same may be further amended, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”); and

WHEREAS, effective as of the Second Amendment Effective Date (as defined below) and pursuant to Subsection 2.6 and Subsection 11.1 of the Credit Agreement, the Borrowers, the Additional Lender and the Administrative Agent have agreed to amend the Credit Agreement (as so amended, the “Amended Credit Agreement”) as set forth in Section 1 hereto and the Borrower is obtaining Supplemental Commitments in the amount of $36,000,000 under Subsection 2.6 of the Credit Agreement in connection with the Limited Condition Transaction referred to in Section 4(ii) of the Second Amendment Lender Joinder Agreement (as defined below) dated as of the date hereof.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

Section 1.          Commitment Agreements; Credit Agreement Amendments.

(a)          Subject to the satisfaction or waiver of the conditions set forth in Section 2 hereof:

(i)          Upon the increase in the Commitments under the Credit Agreement pursuant to this Second Amendment becoming effective, each U.S. Facility Lender immediately prior to such increase that is providing less than its ratable share (or none) of the increase in the U.S. Facility Commitments (each, a “U.S. Facility Commitment Decrease Lender”) shall automatically and without further act be deemed to have assigned to each U.S. Facility Lender providing more than its ratable share (or all) of the increase in the U.S. Facility Commitments or, for the avoidance of doubt, any U.S. Facility Lender that was not a U.S. Facility Lender prior to the effectiveness of this Second Amendment that is providing any such increase in the U.S. Facility Commitments (each, a “U.S. Facility Commitment Increase Lender”) a portion of, and each such U.S. Facility Commitment Increase Lender will automatically and without further act be deemed to have assumed a portion of, such U.S. Facility Commitment Decrease Lender’s participations under the Credit Agreement in outstanding U.S. Facility Letters of Credit and Swingline Loans such that on the Second Amendment Effective Date, after giving effect to each such deemed assignment and assumption of such participations, the percentage of the aggregate outstanding participations in U.S. Facility Letters of Credit issued under the Credit Agreement and Swingline Loans held by each U.S. Facility Lender (including each such U.S. Facility Commitment Increase Lender and U.S. Facility Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to (a) such U.S. Facility Lender’s U.S. Facility Commitment divided by (b) the aggregate U.S. Facility Commitments of all U.S. Facility Lenders.

(ii)         Upon the increase in the Commitments under the Credit Agreement pursuant to this Second Amendment becoming effective, each Canadian Facility Lender immediately prior to such increase that is providing less than its ratable share (or none) of the increase in the Canadian Facility Commitments (each, a “Canadian Facility Commitment Decrease Lender”) shall automatically and without further act be deemed to have assigned to each Canadian Facility Lender providing more than its ratable share (or all) of the increase in the Canadian Facility Commitments or, for the avoidance of doubt, any Canadian Facility Lender that was not a Canadian Facility Lender prior to the effectiveness of this Second Amendment that is providing any such increase in the Canadian Facility Commitments (each, a “Canadian Facility Commitment Increase Lender”) a portion of, and each such Canadian Facility Commitment Increase Lender will automatically and without further act be deemed to have assumed a portion of, such Canadian Facility Commitment Decrease Lender’s participations under the Credit Agreement in outstanding Canadian Facility Letters of Credit such that on the Second Amendment Effective Date, after giving effect to each such deemed assignment and assumption of such participations, the percentage of the aggregate outstanding participations in Canadian Facility Letters of Credit issued under the Credit Agreement held by each Canadian Facility Lender (including each such Canadian Facility Commitment Increase Lender and Canadian Facility Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to (a) such Canadian Facility Lender’s Canadian Facility Commitment divided by (b) the aggregate Canadian Facility Commitments of all Canadian Facility Lenders.

(iii)        Upon the increase in the Commitments under the Credit Agreement pursuant to this Second Amendment becoming effective, (1) the U.S. Borrowers shall automatically and without further act be deemed to have (x) repaid a portion of the U.S. Facility Revolving Credit Loans of each U.S. Facility Commitment Decrease Lender in an aggregate principal amount for all U.S. Facility Commitment Decrease Lenders equal to the amount paid by all U.S. Facility Commitment Increase Lenders to the Administrative Agent as referenced in clause (2) below and (y) obtained U.S. Facility Revolving Credit Loans from each U.S. Facility Commitment Increase Lender in an aggregate principal amount for all U.S. Facility Commitment Increase Lenders equal to the amount paid by all U.S. Facility Commitment Increase Lenders to the Administrative Agent as referenced in clause (2) below, and (2) each U.S. Facility Commitment Increase Lender shall pay to the Administrative Agent, for the account of each U.S. Facility Commitment Decrease Lender, an amount representing the U.S. Facility Revolving Credit Loans obtained from such U.S. Facility Commitment Increase Lender, which shall be in an amount such that on the Second Amendment Effective Date, after giving effect to each such deemed repayment and obtainment of such U.S. Facility Revolving Credit Loans and the corresponding payment made by each U.S. Facility Increase Lender to the Administrative Agent, the percentage of the aggregate outstanding U.S. Facility Revolving Credit Loans under the Credit Agreement held by each U.S. Facility Lender (including each such U.S. Facility Commitment Increase Lender and U.S. Facility Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to (a) such U.S. Facility Lender’s U.S. Facility Commitment divided by (b) the aggregate U.S. Facility Commitments of all U.S. Facility Lenders.

(iv)        Upon the increase in the Commitments under the Credit Agreement pursuant to this Second Amendment becoming effective, (1) the U.S. Borrowers or the Canadian Borrowers, as applicable, shall automatically and without further act be deemed to have (x) repaid a portion of the Canadian Facility Revolving Credit Loans of each Canadian Facility Commitment Decrease Lender in an aggregate principal amount for all Canadian Facility Commitment Decrease Lenders equal to the amount paid by all Canadian Facility Commitment Increase Lenders to the Administrative Agent as referenced in clause (2) below and (y) obtained Canadian Facility Revolving Credit Loans from each Canadian Facility Commitment Increase Lender in an aggregate principal amount for all Canadian Facility Commitment Increase Lenders equal to the amount paid by all Canadian Facility Commitment Increase Lenders to the Administrative Agent as referenced in clause (2) below, and (2) each Canadian Facility Commitment Increase Lender shall pay to the Administrative Agent, for the account of each Canadian Facility Commitment Decrease Lender, an amount representing the Canadian Facility Revolving Credit Loans obtained from such Canadian Facility Commitment Increase Lender, which shall be in an amount such that on the Second Amendment Effective Date, after giving effect to each such deemed repayment and obtainment of such Canadian Facility Revolving Credit Loans and the corresponding payment made by each Canadian Facility Increase Lender to the Administrative Agent, the percentage of the aggregate outstanding Canadian Facility Revolving Credit Loans under the Credit Agreement held by each Canadian Facility Lender (including each such Canadian Facility Commitment Increase Lender and Canadian Facility Commitment Decrease Lender) will equal an amount (expressed as a percentage) equal to (a) such Canadian Facility Lender’s Canadian Facility Commitment divided by (b) the aggregate Canadian Facility Commitments of all Canadian Facility Lenders.

(b)          Subject to the satisfaction or waiver of the conditions set forth in Section 2 hereof:

(i)          The definition of “Commitment” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$360,000,000” and replacing it with “$396,000,000”.

(ii)         The definition of “Total U.S. Facility Commitment” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$285,000,000” and replacing it with “$313,500,000”.

(iii)        The definition of “Total Canadian Facility Commitment” in Subsection 1.1 of the Credit Agreement is hereby amended by deleting “$75,000,000” and replacing it with “$82,500,000”.

(iv)        Schedule A of the Credit Agreement is hereby amended by deleting it in its entirely and replacing it with Schedule A attached hereto.

Section 2.          Conditions to Effectiveness. This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which the following conditions shall have been satisfied or waived:

(a)          the Administrative Agent shall have received (i) this Second Amendment, executed and delivered by each Borrower and (ii) a Lender Joinder Agreement with respect to the Incremental Facility Increase contemplated hereby, executed and delivered by the Additional Lender (the “Second Amendment Lender Joinder Agreement”);

(b)          the Administrative Agent shall have received a certificate from the Parent Borrower, dated as of the Second Amendment Effective Date, substantially in the form of Exhibit G-1 to the Credit Agreement, with appropriate insertions and attachments of resolutions or other actions, evidence of incumbency and the signature of authorized signatories and Organizational Documents, executed by a Responsible Officer and the Secretary or any Assistant Secretary or other authorized representative of the Parent Borrower;

(c)          the Administrative Agent shall have received (i) the executed legal opinion of Debevoise & Plimpton LLP, counsel to the Parent Borrower, in form and substance reasonably satisfactory to the Administrative Agent and (ii) the executed legal opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to certain of the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent;

(d)          the Borrowers shall have paid, or caused to be paid, to the Additional Lender the agreed upfront fees payable by the Borrowers to the Additional Lender pursuant to the Second Amendment Lender Joinder Agreement to the extent due;

(e)          the Specified Representations shall be true and correct in all material respects, except to the extent they relate to a particular date in which case such Specified Representations shall be true and correct in all material respects on and as of such date as if made on and as of such date; and

(f)          the Administrative Agent shall have received a certificate from a Responsible Officer of the Parent Borrower, dated as of the Second Amendment Effective Date, substantially in the form of Exhibit H to the Credit Agreement.

The making available of the Incremental Facility Increase contemplated hereby by the Additional Lender shall conclusively be deemed to constitute an acknowledgement by the Administrative Agent and the Additional Lender that each of the conditions precedent set forth in this Section 2 shall have been satisfied in accordance with its respective terms or shall have been irrevocably waived by such Person.

Section 3.          Counterparts. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts (including by facsimile and other electronic transmission), and all of such counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Second Amendment signed by all the parties shall be delivered to the Borrower Representative and the Administrative Agent.

Section 4.          Governing Law. THIS Second AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS Second AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

Section 5.          Headings. The headings of this Second Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 6.          Effect of Amendment; Acknowledgment. This Second Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the Second Amendment Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Amended Credit Agreement, except for (a) the representations and warranties made by the Borrowers and the other Loan Parties prior to the Second Amendment Effective Date (which representations and warranties made prior to the Second Amendment Effective Date shall not be superseded or rendered ineffective by this Second Amendment as they pertain to the period prior to the Second Amendment Effective Date) and (b) any action or omission performed or required to be performed pursuant to the Credit Agreement prior to the Second Amendment Effective Date. For the avoidance of doubt, any certificate or other document the form of which is set out in any exhibit attached to the Credit Agreement or any other Loan Document may be revised, as applicable, to refer to the Amended Credit Agreement. This Second Amendment shall not constitute a novation of the Credit Agreement or any other Loan Document. Each Borrower reaffirms its obligations under the Loan Documents to which it is party. Without limiting the foregoing, each of the Borrowers hereby (i) acknowledges and agrees that all of its obligations under the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Borrower to the Collateral Agent for the benefit of the Secured Parties made pursuant to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and (iii) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable) include, among other things and without limitation, the due and punctual payment by the Borrowers or the Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans made pursuant to the Commitments under the Credit Agreement as modified by this Second Amendment.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed, all as of the date first written above.

PLY GEM MIDCO, INC.,
as Parent Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

PLY GEM INDUSTRIES, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief Financial Officer and Secretary

ATRIUM WINDOWS AND DOORS, INC.,
as a U.S. Subsidiary Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

GIENOW CANADA INC.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MITTEN INC.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NORTH STAR MANUFACTURING (LONDON) LTD.,
as a Canadian Borrower

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

Regions Bank,
as Incremental Lender

By:	/s/ Catherine A. Cowan
	Name:	Catherine A. Cowan
	Title:	Senior Vice President

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

UBS AG, STAMFORD BRANCH,
as Administrative Agent, Collateral Agent and Swingline Lender

By:	/s/ Houssem Daly
	Name:	Houssem Daly
	Title:	Associate Director Banking Products Services, US

By:	/s/ Darlene Arias
	Name:	Darlene Arias
	Title:	Director

[Signature Page – Amendment No. 2 to the ABL Credit Agreement]

Each Guarantor acknowledges and consents to each of the foregoing provisions of this Second Amendment. Each Guarantor further acknowledges and agrees that all Obligations with respect to the Commitments under the Credit Agreement as modified by this Second Amendment shall be fully guaranteed and secured pursuant to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, in accordance with the terms and provisions thereof. Each Guarantor reaffirms its obligations under the Loan Documents to which it is party. Without limiting the foregoing, each of the Guarantors hereby (i) acknowledges and agrees that all of its obligations under the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and the other Security Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Guarantor to the Collateral Agent for the benefit of the Secured Parties made pursuant to the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable, and (iii) agrees that the Borrower Obligations and the Guarantor Obligations (each as defined in the U.S. Guarantee and Collateral Agreement or the Canadian Guarantee and Collateral Agreement, as applicable) include, among other things and without limitation, the due and punctual payment by the Borrowers or the Guarantors, as applicable, when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on the Loans made pursuant to the Commitments under the Credit Agreement as modified by this Second Amendment.

GUARANTORS:

PLY GEM INTERMEDIATE, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

PLY GEM HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Executive Vice President, Chief
Financial Officer, Secretary and Treasurer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

ALENCO BUILDING PRODUCTS MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO EXTRUSION MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO HOLDING CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

ALENCO INTERESTS, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO TRANS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALENCO WINDOW GA, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

ALUMINUM SCRAP RECYCLE, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

AWC ARIZONA, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

AWC HOLDING COMPANY

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

FOUNDATION LABS BY PLY GEM, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GLAZING INDUSTRIES MANAGEMENT, L.L.C.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

GREAT LAKES WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

KROY BUILDING PRODUCTS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MASTIC HOME EXTERIORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MW MANUFACTURERS INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

MWM HOLDING, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NAPCO, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

NEW ALENCO EXTRUSION, LTD.

By: Alenco Extrusion Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW ALENCO WINDOW, LTD.

By: Alenco Building Products Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

NEW GLAZING INDUSTRIES, LTD.

By: Glazing Industries Management, L.L.C., its general partner

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

PLY GEM PACIFIC WINDOWS CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

PLY GEM SPECIALTY PRODUCTS, LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMEX, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON BUILDING PRODUCTS LLC

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

SIMONTON WINDOWS & DOORS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

SIMONTON WINDOWS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

VARIFORM, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

ATRIUM CORPORATION

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM INTERMEDIATE HOLDINGS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM PARENT, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

AMERICAN SCREEN MANUFACTURERS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

ATRIUM EXTRUSION SYSTEMS, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Reaffirmation to Amendment No. 2 to the ABL Credit Agreement]

CHAMPION WINDOW, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

THERMAL INDUSTRIES, INC.

By:	/s/ Shawn K. Poe
	Name:	Shawn K. Poe
	Title:	Chief Financial Officer

[Signature Page to Acknowledgment to Amendment No. 2 to the ABL Credit Agreement]

SCHEDULE A

to

 Second AMENDMENT

SCHEDULE A

Commitments and Addresses

U.S. FACILITY COMMITMENTs

rEVOLVING LENDER	COMMITMENT	Address

UBS AG, Stamford Branch	$28,500,000.00	1285 Avenue of the Americas New York, New York 10019

JPMorgan Chase Bank, N.A.	$28,500,000.00	383 Madison Avenue New York, New York 10179

Deutsche Bank AG New York Branch	$28,500,000.00	60 Wall Street New York, New York 10005

Barclays Bank PLC	$28,500,000.00	745 Seventh Avenue New York, NY 10019

Goldman Sachs Bank USA	$28,500,000.00	200 West Street New York, NY 10282

Bank of America, N.A.	$28,500,000.00	One Bryant Park New York, New York 10036

Royal Bank of Canada	$28,500,000.00	200 Vesey Street New York, New York 10281

Jefferies Finance LLC	$17,100,000.00	520 Madison Avenue New York, New York 10022

MUFG Union Bank, N.A.	$17,100,000.00	1221 Avenue of the Americas New York, New York 10020

Natixis, New York Branch	$17,100,000.00	1251 Avenue of the Americas New York, New York 10020

Crédit Agricole Corporate and Investment Bank	$17,100,000.00	1301 Avenue of the Americas New York, NY 10019

U.S. Bank National Association	$17,100,000.00	461 Fifth Avenue New York, NY 10017

Regions Bank	$28,500,000.00	1180 West Peachtree Street NW, Suite 1000 Atlanta, GA 30309

TOTAL:	$313,500,000.00

CANADIAN FACILITY COMMITMENTs

rEVOLVING LENDER	COMMITMENT	Address

UBS AG, Stamford Branch	$7,500,000.00	1285 Avenue of the Americas New York, New York 10019

JPMorgan Chase Bank, N.A.	$7,500,000.00	383 Madison Avenue New York, New York 10179

Deutsche Bank AG New York Branch	$7,500,000.00	60 Wall Street New York, New York 10005

Barclays Bank PLC	$7,500,000.00	745 Seventh Avenue New York, NY 10019

Goldman Sachs Bank USA	$7,500,000.00	200 West Street New York, NY 10282

Bank of America, N.A.	$7,500,000.00	One Bryant Park New York, New York 10036

Royal Bank of Canada	$7,500,000.00	200 Vesey Street New York, New York 10281

Jefferies Finance LLC	$4,500,000.00	520 Madison Avenue New York, New York 10022

MUFG Union Bank, N.A.	$4,500,000.00	1221 Avenue of the Americas New York, New York 10020

Natixis, New York Branch	$4,500,000.00	1251 Avenue of the Americas New York, New York 10020

Crédit Agricole Corporate and Investment Bank	$4,500,000.00	1301 Avenue of the Americas New York, NY 10019

U.S. Bank National Association	$4,500,000.00	461 Fifth Avenue New York, NY 10017

Regions Bank	$7,500,000.00	1180 West Peachtree Street NW, Suite 1000 Atlanta, GA 30309

TOTAL:	$82,500,000